SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (date of earliest event reported)      December 14, 2001
                                                 -------------------------------


                 Health & Nutrition Systems International, Inc.
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             (Exact name of registrant as specified in its charter)




                                     Florida
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                 (State or other jurisdiction of incorporation)



        0-29245                                          65-0452156
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(Commission File Number)                       (IRS Employer Identification No.)



          3750 Investment Lane, Suite 5, West Palm Beach, Florida 33407
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code            (561) 863-8446
                                                     ---------------------------



                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

         See Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits:

             99.1 Press Release dated December 17, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEALTH & NUTRITION SYSTEMS
                                       INTERNATIONAL, INC.



                                       By: /s/Christopher Tisi
                                          ------------------------------------
                                           Christopher Tisi, President and CEO

Dated:  December 17, 2001